EXHIBIT 32.1

CERTIFICATION OF CHIEF EXECUTIVE OFFICER

Pursuant to 18 U.S.C. Section 1350,
as Adopted Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002)

In connection with the Annual Report of Eco-Stim Energy Solutions, Inc. (the “Company”) on Form 10-K for the year ended December 31, 2015, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Jon Christopher Boswell, President and Chief Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that, to the best of my knowledge:

(1)	the Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: March 17, 2016	ECO-STIM ENERGY SOLUTIONS, INC.

	By:	/s/ Jon Christopher Boswell
Jon Christopher Boswell
President and Chief Executive Officer

A signed original of this written statement required by Section 906 has been provided to Eco-Stim Energy Solutions, Inc. and will be retained by Eco-Stim Energy Solutions, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.